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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-01225, No. 333-31125, No. 333-36099, No.
333-36163, No. 333-57223, No. 333-83745, No. 333-83747, No. 333-46472, No.
333-46476, No. 333-46626, No. 333-67944 and No. 333-67946) of Hexcel Corporation
of our reports dated January 25, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP

Stamford, CT
March 27, 2002